Leases	3 Months Ended
Mar. 31, 2026
Lessee Disclosure [Abstract]
Leases

10. Leases

Following the acquisition of Fitters Sub on September 12, 2025, the Company utilizes three facilities in Malaysia, all on short term lease agreements. The Company terminated its lease agreement for its previous headquarters in Berkely Heights, New Jersey, effective January 31, 2025.

For the three months ended March 31, 2026, and 2025, the Company recognized operating lease expenses of $13,911 and $1,176 respectively. Cash payments made during the three months ended March 31, 2026, and 2025 totaled $13,911 and $0, respectively, and were presented within cash outflows from operating activities. The remaining lease term of the Company’s longest lease as of March 31, 2026, is approximately 0.9 years. The discount rate used by the Company in determining the lease liability was 12%.

Remaining lease payments for the facilities are as follows (in $000s):

2026	$9
2027	2
Thereafter	—
Total future minimum lease obligation	$11